EXHIBIT 10.123

               COMPANY CASH COLLATERAL AGREEMENT


      CASH COLLATERAL AGREEMENT dated as of April 22, 1997, between PANDA GLOBAL HOLDINGS, INC., a Delaware corporation (the "Pledgor") and BANKERS TRUST COMPANY, as Trustee (in such capacity, the "Trustee") for the holders of securities (the "Securities") issued by the Pledgor pursuant to the Trust Indenture dated as of April 22, 1997 (as amended, supplemented or otherwise modified from time to time, the "Company Indenture"), between the Pledgor and the Trustee and any Series Supplemental Indenture (as described in the Company Indenture).


                      W I T N E S S E T H:


      WHEREAS, pursuant to the Company Indenture, the Pledgor has issued Securities in the form of a guarantee (the "Guarantee") to guarantee the senior secured notes ("Senior Secured Notes") issued by Panda Global Energy Company, a Cayman Islands exempted company (the "Issuer") in order to facilitate the sale of such Senior Secured Notes;

      WHEREAS, the Issuer is a Wholly-Owned Subsidiary of the Pledgor and it is to the advantage of the Pledgor to facilitate the sale of the Senior Secured Notes;

      NOW,  THEREFORE, in consideration of the  premises  and  to induce the Trustee to enter into the Company Indenture and to induce the Initial Purchaser to purchase the Senior Secured Notes under the Purchase Agreement dated April 11, 1997 (as it may be amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") with the Issuer, the Pledgor and Panda Energy International, Inc., the Pledgor hereby agrees with the Trustee, for the ratable benefit of the Holders of the Securities, as follows:


      1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Company Indenture and used herein shall have the meanings given to them in the Company Indenture.

      (b)  The following terms shall have the following meanings:

     "Agreement": this Company Cash Collateral Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

      "Cash Collateral": the Guarantee Holders Cash Collateral and the Holders Cash Collateral.

      "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

      "Collateral":   the  Guarantee Holders Collateral  and  the
Holders Collateral.

      "Collateral  Accounts":  the Guarantee  Holders  Collateral
Accounts and the Holders Collateral Accounts.

      "Guarantee Holders":  the Holders of the Guarantee.

      "Guarantee  Holders  Cash  Collateral":   the   collective
reference to:

      (a) all cash, instruments, securities and funds deposited from time to time in the Guarantee Holders Collateral Accounts, including, without limitation, all cash or other money proceeds of any collateral subject to a security interest for the benefit of the Trustee under any Transaction Document;

      (b)   all  investments  of funds in the  Guarantee  Holders
Collateral Accounts and all instruments and securities evidencing such investments; and

      (c) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

     "Guarantee Holders Collateral": the collective reference to the Guarantee Holders Cash Collateral and the Guarantee Holders
Collateral Accounts.

      "Guarantee  Holders  Collateral  Accounts":    the   Notes
Guarantee  Service Fund and the Notes Guarantee  Service  Reserve
Fund and Subaccounts.

      "Guarantee Obligations": the collective reference to the unpaid principal, interest and premium, if any (including Liquidated Damages and Additional Amounts, if any), on the Guarantee and all other obligations and liabilities of the Pledgor to the Trustee and the Guarantee Holders (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Company Indenture (as the Company Indenture relates to the Guarantee), the Series Supplemental Indenture relating to the Guarantee, the Guarantee, the other Transaction Documents or any other document relating to the Guarantee made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee or counsel to the Initial Purchaser that are required to be paid by the Pledgor pursuant to the terms of the Indenture (as the Indenture relates to the Guarantee), the Series Supplemental Indenture relating to the Guarantee, the Guarantee or this Agreement or any other Transaction Document relating to the Guarantee).

      "Holders":   the Holders of any Securities,  including  the
Guarantee.

     "Holders Cash Collateral":  the collective reference to:

      (a) all cash, instruments, securities and funds deposited from time to time in the Holders Collateral Accounts, including, without limitation, any and all excess U.S. Permitted Project Event Proceeds deposited in the Holders Collateral Accounts, and all cash or other money proceeds of any collateral subject to a security interest for the benefit of the Trustee under any Transaction Document;

      (b)   all  investments of funds in the  Holders  Collateral
Accounts and all instruments and securities evidencing such investments; and

      (c) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

      "Holders Collateral": the Holders Cash Collateral, the Holders Collateral Accounts and any additional securities or other property pledged, assigned or granted to the Trustee for the benefit of the Holders from time to time, pursuant to the Company Indenture and any Series Supplemental Indenture.

      "Holders Collateral Accounts": the Company Revenue Fund, the Company Operating Fund and the Company Equity Distribution
Fund.

      "Obligations": the collective reference to the unpaid principal interest and premium, if any (including Liquidated Damages and Additional Amounts, if any), on the Securities and all other obligations and liabilities of the Pledgor to the Trustee and the Holders (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Company Indenture, any Series Supplemental Indenture, the Securities, the other Transaction Documents relating to the Securities or any other document relating to the Securities made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee or counsel to the Initial Purchaser that are required to be paid by the Pledgor pursuant to the terms of the Company Indenture, any Series Supplemental Indenture, the Securities, this Agreement or any other Transaction Document).

      "Secured Guarantee Obligations": the collective reference to (a) the Guarantee Obligations and (b) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other Transaction Document relating to the Securities to which the Pledgor is a party, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee or counsel to the Initial Purchaser that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Transaction Document to which the Pledgor is a party).

      "Secured Obligations": the collective reference to (a) the Obligations and (b) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other Transaction Document relating to the Securities to which the Pledgor is a party, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee or counsel to the Initial Purchaser that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Transaction Document to which the Pledgor is a party).

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

      (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Guarantee Obligations, the Pledgor hereby grants to the Trustee, for the ratable benefit of the Guarantee Holders, a security interest in the Guarantee Holders Collateral.

      (b) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby grants to the Trustee, for the ratable benefit of the Holders, a security interest in the Holders Collateral.

      3.  Maintenance of Collateral Account.  (a)  The  Guarantee
Holders   Collateral  shall  be  maintained  until  the   Secured
Guarantee Obligations have been paid and performed in full.

      (b) The Holders Collateral shall be maintained until the Secured Obligations have been paid and performed in full.

      (c) The Collateral shall be subject to the exclusive dominion and control of the Trustee, which shall hold the Cash Collateral and administer the Collateral Accounts subject to the terms and conditions of this Agreement and the Company Indenture. The Pledgor shall have no right of withdrawal from the Collateral Accounts nor any other right or power with respect to the Collateral, except as expressly provided herein or therein.

      4. Deposit of Funds. The Pledgor shall make deposits into the Collateral Accounts in accordance with the provisions of the Company Indenture.

      5. Representations and Warranties. The Pledgor represents and warrants to the Trustee that:

      (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

      (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms and creates in favor of the Trustee a perfected, first priority security interest in the Collateral, enforceable in accordance with its terms, except in each case as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby.

      (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

      6. Covenants. The Pledgor covenants and agrees with the Trustee that, except as the Trustee may otherwise consent in accordance with the terms of the Company Indenture:

      (a) The Pledgor will not (1) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (2) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement.

     (b) The Pledgor will maintain the security interest created by this Agreement as a first, perfected security interest and defend the right, title and interest of the Trustee in and to the Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Trustee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Trustee reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, financing statements under the Code.

      7. Investment of Cash Collateral. Collected funds on deposit in the Collateral Accounts shall be invested by the Trustee pursuant to the terms of the Company Indenture.

      8.   Release  of  Cash  Collateral.   Collateral  shall  be
released  in  accordance  with  the  provisions  of  the  Company
Indenture.

      9. Remedies. (a) Upon the occurrence of an Event of Default under the Company Indenture, the Trustee may, without notice of any kind, except for notices required by law which may not be waived, apply (i) the Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Trustee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Trustee, to the payment in whole or in part of the Secured Obligations and (ii) the Guarantee Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of  the  Guarantee  Collateral or in  any  way  relating  to  the
Guarantee Collateral or the rights of the Trustee and the Guarantee Holders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Trustee, to the payment in whole or in part of the Secured Guarantee Obligations, in each case in accordance with the Company Indenture, and only after such application and after the payment by the Trustee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Trustee account for the surplus, if any, to the Pledgor. In addition to the rights, powers and remedies granted to it under this Agreement and the Company Indenture, the Trustee shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the Code. To the extent permitted by law the Pledgor waives presentment, demand, protest and all notices (except notices specifically provided for in any agreement securing, evidencing or relating to the Secured Obligations), of any kind and all claims, damages and demands it may acquire against the Trustee or any Holder arising out of the exercise by them of any rights hereunder.

      (b) The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Trustee to collect such deficiency.

      10. Trustee's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Trustee and any officer or agent of the Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Trustee's own name, from time to time in the Trustee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

      (b)   The  Pledgor hereby  ratifies all  that said   attorneys
shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 10(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      11. Duty of Trustee. The Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to comply with the specific duties and responsibilities set forth herein and in the Company Indenture. The powers conferred on the Trustee in this Agreement are solely for the protection of the Trustee's and the Holders' interests in the Collateral and shall not impose any duty upon the Trustee or any Holder to exercise any such powers. Neither the Trustee nor any Holder nor its or their directors, officers, employees or agents shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with the Collateral or this Agreement, except for its or their gross negligence or willful misconduct.

     12. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Trustee to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Trustee reasonably determines appropriate to perfect the security interests of the Trustee under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

      13. Authority of Trustee. The Pledgor acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Trustee and the Holders, be governed by the Company Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Pledgor, the Trustee shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

      14. Indemnity of Trustee. The Pledgor shall indemnify the Trustee, its officers, agents, employees and directors for, and hold each such person harmless against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Agreement, including the costs and expenses of enforcing this Agreement against the Pledgor or any other Person and investigating or defending itself against any claim (whether asserted by the Pledgor or any Holder of Securities or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Pledgor promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Pledgor shall not relieve the Pledgor of its obligations hereunder. The Pledgor shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and, if the Pledgor's counsel is not diligently prosecuting or defending the matter, or in the event that there may be a conflict between the positions of the Pledgor and Trustee in conducting the defense, or in the event that there may be a Conflict between the positions of the Pledgor and Trustee in conducting the defense, the Pledgor shall pay the reasonable fees and expenses of such counsel. The Pledgor need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld.

      15. Notices. All notices, requests and demands to or upon the Trustee or the Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made
(a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

      (1) if to the Trustee, at its address or transmission number for notices provided in the recitals of the Company
Indenture; and

      (2) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

The Trustee and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

     16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      17.  Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Trustee, provided that any provision of this Agreement may be waived by the Trustee in a letter or agreement executed by the Trustee or by telex or facsimile transmission from the Trustee.

      (b) Neither the Trustee nor any Holder shall by any act (except by a written instrument pursuant to paragraph 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Trustee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Trustee would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      18. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      19. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Trustee and the Holders and their successors and assigns.

      20.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED  BY,
AND  CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF NEW YORK.

      21.   Submission  To  Jurisdiction; Waivers.   The  Pledgor
hereby irrevocably and unconditionally:

           (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

           (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth below or at such other address of which the Trustee shall have been notified pursuant hereto;

           (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

           (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this paragraph any special, exemplary, punitive or consequential damages.

           22. WAIVERS OF JURY TRIAL. THE PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, THE TRUSTEE HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

      IN WITNESS WHEREOF, the Pledgor and the Trustee have caused this Cash Collateral Agreement to be duly executed and delivered as of the date first above written.

                              PANDA GLOBAL HOLDINGS, INC.


                              By:

                              Title:

                              Address:  4100 Spring Valley Road
                                        Suite 1001
                                        Dallas, Texas  75244
                                        Fax: (972) 980-6815
                                        Attention: General Counsel


                              BANKERS TRUST COMPANY, as Trustee


                              By:

                              Title: